EXHIBIT 23.2

                                  [LETTERHEAD]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent the use in this Registration Statement on Form S-8, dated March 12, 1998, of our report dated November 21, 1997, and December 31, 1997 as to Notes 13 and 14, relating to the financial statements of Oak Tree Medical System's, Inc. and Subsidiaries, as of May 31, 1997.

                              /s/ MOST HOROWITZ & COMPANY, LLP
                                  ----------------------------

New York, New York
March 10, 1998